UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 5, 2009

PORTLAND GENERAL ELECTRIC COMPANY

(Exact name of registrant as specified in its charter)

Oregon	1-5532-99	93-0256820
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

121 SW Salmon Street, Portland, Oregon 97204

(Address of principal executive offices, including zip code)

Registrant's telephone number, including area code: (503) 464-8000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.

On March 5, 2009, Portland General Electric Company (PGE or the Company) issued a press release announcing that the offering of 10,850,000 shares of its common stock was priced at $14.10 per share. A copy of the press release is attached hereto as Exhibit 99.1.

Item 8.01 Other Events.

On March 5, 2009, PGE entered into an underwriting agreement with J.P. Morgan Securities Inc., Barclays Capital Inc., Deutsche Bank Securities Inc., and Wachovia Capital Markets, LLC in connection with the public offering and sale by PGE of 10,850,000 shares of PGE common stock at a price of $14.10 per share. Pursuant to the terms of the underwriting agreement, PGE also granted the underwriters a 30-day option to purchase up to an additional 1,627,500 shares of PGE common stock. The shares will be issued in an underwritten public offering pursuant to the Company's Registration Statement on Form S-3 (Registration No. 333-143472), filed with the Securities and Exchange Commission on June 1, 2007, and the related prospectus dated June 1, 2007 and prospectus supplement dated March 4, 2009. The closing of the offering is expected to occur on March 12, 2009, subject to the satisfaction of customary closing conditions.

The above description of the underwriting agreement is qualified in its entirety by reference to the full text of the underwriting agreement, a copy of which is filed as Exhibit 1.1 hereto and is incorporated herein by reference.

In connection with the offering of the common stock described above, the Company is filing certain exhibits as part of this Current Report on Form 8-K (Exhibits 1.1, 5.1, and 23.1) that are to be incorporated by reference in their entirety into the Registration Statement.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Description

1.1 Equity Underwriting Agreement, dated March 5, 2009, among Portland General Electric Company, J.P. Morgan Securities Inc., Barclays Capital Inc., Deutsche Bank Securities Inc., and Wachovia Capital Markets, LLC

5.1 Opinion of Perkins Coie LLP, acting as counsel to Portland General Electric Company, with respect to the legality of the common stock being registered

23.1 Consent of Perkins Coie LLP, acting as counsel to Portland General Electric Company (included in Exhibit 5.1 hereto)

99.1 Press release issued by Portland General Electric Company on March 5, 2009

Information Regarding Forward-Looking Statements

This current report includes forward-looking statements. Portland General Electric Company based these forward-looking statements on its current expectations about future events in light of its knowledge of facts as of the date of this current report and its assumptions about future circumstances. Investors are cautioned that any such forward-looking statements are subject to risks and uncertainties and actual results may differ materially from those projected in the forward-looking statements. The Company assumes no obligation to update any such forward-looking statement. Prospective investors should also review the risks and uncertainties included in the Company's most recent Annual Report on Form 10-K and the Company's reports on Forms 10-Q and 8-K filed with the United States Securities and Exchange Commission, including Management's Discussion and Analysis of Financial Condition and Results of Operation and the risks described therein from time to time.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PORTLAND GENERAL ELECTRIC COMPANY
(Registrant)

Date:	March 5, 2009	By:	/s/ Maria M. Pope
Maria M. Pope Senior Vice President, Chief Financial Officer and Treasurer